UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2010

OVERSEAS SHIPHOLDING GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6479-1	13-2637623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Third Avenue, New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 953-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 19, 2010, Moody's Investors Service (“Moody’s”) issued a press release announcing that it affirmed the Ba2 Corporate Family and Ba2 Probability of Default ratings of Overseas Shipholding Group, Inc. (the “Company”).  In addition, Moody’s downgraded the rating for the Company’s senior unsecured debt to Ba3 from Ba2 and changed the ratings outlook to negative.  Moody’s also assigned an SGL-2 Speculative Grade Liquidity Rating, reflecting the Company’s good liquidity profile.  Moody’s stated that its downgrade of the senior unsecured rating results from Moody's application of its Loss Given Default Rating Methodology and is a consequence of a shift in the composition of the Company's debt capital, to one with a higher proportion of senior secured debt.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

By:	/s/James I. Edelson
Name:	James I. Edelson
Title:	General Counsel and Secretary

Date: March 19, 2010